EXHIBIT 10.2

EIGHTH NOTE MODIFICATION AGREEMENT

THIS EIGHTH NOTE MODIFICATION AGREEMENT (“this Agreement”) dated as of April 3, 2006, is entered into by AMSOUTH BANK, an Alabama banking corporation (the “Lender”), and ALABAMA NATIONAL BANCORPORATION, a Delaware corporation (the “Borrower”).

Recitals

A. The Borrower and the Lender have entered into a Credit Agreement dated as of December 29, 1995 as amended by a First Amendment thereto dated as of January 20, 1997, a Second Amendment thereto dated as of January 19, 1998, a Third Amendment thereto dated as of May 31, 1999, a Fourth Amendment thereto dated as of May 31, 2000, a Fifth Amendment thereto dated as of May 31, 2001, a Sixth Amendment thereto dated as of May 31, 2002, a Seventh Amendment thereto dated as of May 31, 2003, an Eighth Amendment thereto dated as of May 31, 2004 and a Ninth Amendment thereto dated as of May 31, 2005 (as so amended, the “Credit Agreement”) pursuant to the terms of which the Lender has made a line of credit available to the Borrower, as evidenced by a master note dated December 29, 1995 executed and delivered by the Borrower to the Lender, as modified by a Note Modification Agreement dated as of January 20, 1997, a Second Note Modification Agreement dated as of May 31, 2000, a Third Note Modification Agreement dated as of May 31, 2001, a Fourth Note Modification Agreement dated as of May 31, 2002, a Fifth Note Modification Agreement dated as of May 31, 2003, a Sixth Note Modification Agreement dated as of May 31, 2005, and a Seventh Note Modification Agreement dated as of May 31, 2005 (as so modified, the “Master Note”).

B. The Borrower has requested the Lender to consent to a further modification of the Master Note as provided below. The Lender has agreed to such modification of the Master Note, provided the Borrower executes this Agreement.

Agreement

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual agreement of the parties hereto, the parties hereto hereby agree as follows:

1. The first sentence of the first paragraph of the Master Note is hereby further amended to read, in its entirety, as follows:

FOR VALUE RECEIVED, ALABAMA NATIONAL BANCORPORATION, a Delaware corporation (the “Borrower”), promises to pay to the order of AMSOUTH BANK, an Alabama banking corporation (herein called the “Lender,” and together with any subsequent holder of this note called the “Holder”), the principal sum of Ten Million and No/100 Dollars ($10,000,000.00), or so much thereof as may be advanced by the Lender from time to time under the Credit Agreement dated as of

December 29, 1995 between the Borrower and the Lender as amended by a First Amendment thereto dated as of January 20, 1997, a Second Amendment thereto dated as of January 19, 1998, a Third Amendment thereto dated as of May 31, 1999, a Fourth Amendment thereto dated as of May 31, 2000, a Fifth Amendment thereto dated as of May 31, 2001, a Sixth Amendment thereto dated as of May 31, 2002, a Seventh Amendment thereto dated as of May 31, 2003, an Eighth Amendment thereto dated as of May 31, 2004, a Ninth Amendment thereto dated as of May 31, 2005 and a Tenth Amendment thereto dated as of April 3, 2006 (as so amended and as further amended from time to time, the “Credit Agreement”).

2. Interest on the Master Note shall continue to be payable as provided in the Credit Agreement.

3. All references in the Master Note to “Credit Agreement” shall refer to the Credit Agreement (as defined above) and to the Credit Agreement as it may be further amended from time to time.

4. Notwithstanding the execution of this Agreement, the Master Note shall remain in full force and effect, as modified hereby; and nothing herein contained and nothing done pursuant hereto shall be construed to release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the Master Note, except as expressly modified hereby; (b) the liability of any maker, endorser, surety, guarantor or any party or parties whatsoever who may now or hereafter be liable under or on account of the Master Note or the Credit Agreement; or (c) any security or other instrument held by the Lender now or hereafter as security for or evidence of the above-described indebtedness or any thereof.

5. This Agreement shall be binding upon the successors and assigns of the parties hereto.

6. This Agreement shall be governed by and construed in accordance with the laws of the State of Alabama.

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IN WITNESS WHEREOF, the Lender and the Borrower have caused this Agreement to be executed and delivered by their duly authorized corporate officers as of the day and year first above written but actually on the date set forth below their signature.

ALABAMA NATIONAL BANCORPORATION

By:	/s/ William E. Matthews, V
Its:	Executive Vice President and Chief Financial Officer

April 3, 2006

AMSOUTH BANK

By:	/s/ John M. Kettig
Its	Senior Vice President

April 3, 2006

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